UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2024

Chicago Atlantic BDC, Inc.
(Exact name of Registrant as Specified in Its Charter)

Maryland	001-40564	86-2872887
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Madison Avenue, Suite 1800 New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 905-4923

Silver Spike Investment Corp.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	LIEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 1, 2024, Chicago Atlantic BDC Advisers, LLC (formerly, Silver Spike Capital, LLC) (the “Adviser”), the investment adviser of Chicago Atlantic BDC, Inc. (formerly, Silver Spike Investment Corp.) (the “Company”), and Chicago Atlantic BDC Holdings, LLC (together with its affiliates, “Chicago Atlantic”), the investment adviser of Chicago Atlantic Loan Portfolio, LLC (“CALP”), consummated a transaction pursuant to which a joint venture between Chicago Atlantic and the Adviser has been created to combine and jointly operate the Adviser’s, and a portion of Chicago Atlantic’s, investment management businesses (the “Joint Venture”). As the Joint Venture caused the automatic termination of the prior investment advisory agreement between the Company and the Adviser (the “Prior Investment Advisory Agreement”), a new investment advisory agreement between the Company and the Adviser (the “New Investment Advisory Agreement”), which was approved by the board of directors of the Company (the “Board”), upon the recommendation of its special committee, and the Company’s stockholders, took effect upon the closing of the Joint Venture. The New Investment Advisory Agreement has the same base management and incentive fee as, and otherwise does not materially differ from, the Prior Investment Advisory Agreement.

On October 1, 2024, in connection with the New Investment Advisory Agreement, the Company entered into a new license agreement (the “New License Agreement”) with the Adviser pursuant to which the Adviser has agreed to grant the Company a nonexclusive, royalty-free license to use the name “Chicago Atlantic.” Under the New License Agreement, the Company will have a right to use the “Chicago Atlantic” name, for so long as the Adviser or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company will have no legal right to the “Chicago Atlantic” name. The New License Agreement does not materially differ from the prior license agreement between the Company and the Adviser, other than with respect to the licensed name.

On October 1, 2024, in connection with the New Investment Advisory Agreement, the Company and the Adviser entered into an expense limitation agreement (the “Expense Limitation Agreement”) pursuant to which the Adviser has agreed to cap the Company’s operating expenses (excluding base management fees, incentive fees, expenses related to the Loan Portfolio Acquisition, and litigation and indemnification expenses) at an annualized rate of 2.15% of the Company’s net assets through September 30, 2025.

Information regarding the material relationships between the Company and the Adviser is set forth in “Certain Relationships and Related Party Transactions of Silver Spike Investment Corp.” in the Company’s proxy statement/prospectus dated August 30, 2024 filed with the Securities and Exchange Commission (the “SEC”) on August 30, 2024 (the “Proxy Statement/Prospectus”), and is incorporated into this Current Report on Form 8-K by reference.

The descriptions above are only summaries of the material provisions of the New Investment Advisory Agreement, New License Agreement and Expense Limitation Agreement and are qualified in their entirety by reference to copies of the New Investment Advisory Agreement, New License Agreement and Expense Limitation Agreement, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K.

Item 1.02. Termination of a Material Definitive Agreement

On October 1, 2024, upon the closing of the Joint Venture, the Prior Investment Advisory Agreement was terminated.

Information regarding the material relationships between the Company and the Adviser is set forth in “Certain Relationships and Related Party Transactions of Silver Spike Investment Corp.” in the Proxy Statement/Prospectus, and is incorporated into this Current Report on Form 8-K by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

On October 1, 2024, the Company completed its previously announced acquisition from CALP of a portfolio of loans (the “CALP Loan Portfolio”) in exchange for newly issued shares of the Company’s common stock (the “Loan Portfolio Acquisition”), pursuant to the Purchase Agreement, dated as of February 18, 2024, between the Company and CALP (the “Loan Portfolio Acquisition Agreement”).

In accordance with the terms of the Loan Portfolio Acquisition Agreement, at the effective time of the Loan Portfolio Acquisition, the Company issued 16,605,372 shares of its common stock to CALP in exchange for the CALP Loan Portfolio, which was determined by the Company to have a fair value of $219,621,125 as of September 28, 2024. Following the Loan Portfolio Acquisition, CALP owns approximately 72.8% of the outstanding shares of the Company’s common stock.

The foregoing description of the Loan Portfolio Acquisition Agreement is a summary only and is qualified in its entirety by reference to the full text of the Loan Portfolio Acquisition Agreement, a copy of which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 23, 2024, and is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

On October 1, 2024, in connection with the Loan Portfolio Acquisition and the Joint Venture, the officers of the Company changed as follows: (i) Andreas Bodmeier has replaced Scott Gordon as Chief Executive Officer of the Company; (ii) Mr. Gordon has become Executive Chairman of the Board and Co-Chief Investment Officer of the Company; (iii) Umesh Mahajan has become Co-Chief Investment Officer of the Company in addition to remaining Chief Financial Officer and Secretary of the Company; and (iv) Dino Colonna has become President of the Company. Each officer of the Company shall hold office until his successor is duly elected and qualified, or until his earlier resignation or removal.

Andreas Bodmeier, age 36, co-founded CAG in April 2019 and has served as Chicago Atlantic Real Estate Finance, Inc.’s Co-President and Chief Investment Officer since its inception in 2021. From October 2019 until December 2020, Dr. Bodmeier was a Senior Advisor to the Deputy Secretary in the Immediate Office of the Secretary at the United States Department of Health and Human Services focused on policy evaluation and the Department’s response to COVID-19. From June 2015 until March 2019, Dr. Bodmeier was President of Quantitative Treasury Analytics, LLC, a boutique consulting firm focused on risk management for corporate clients as well as advising on capital structure decisions and investor relations. From May 2017 until March 2019, Dr. Bodmeier was Co-founder, Chief Investment Officer, and Chief Compliance Officer of Kinetik Finance, Inc., an SEC-registered online investment adviser for 401(k) or 403(b) retirement accounts, where he built the firm’s investment methodology and compliance program. Dr. Bodmeier has also served as a consultant for hedge funds, proprietary trading firms, commercial and consumer lenders, and pharmaceutical companies. His academic research at The University of Chicago Booth School of Business focused on capital market anomalies, portfolio allocation, and risk management. Dr. Bodmeier holds a Ph.D. in Finance and MBA from The University of Chicago Booth School of Business. Dr. Bodmeier received a B.Sc. in Mathematics and a B.Sc. in Physics from Freie University Berlin, Germany, a B.Sc. in Business Economics from University of Hagen, Germany, and a M.Sc. in Statistics from Humboldt University Berlin, Germany.

Dino Colonna, age 45, is a Partner of the Adviser. Mr. Colonna is primarily responsible for the day-to-day management of the Company’s investment portfolio. Since 2001, Mr. Colonna has managed traditional and alternative investment portfolios, and advised corporations and institutional investors across the global capital markets. Prior to joining the Adviser, Mr. Colonna was managing partner at Madison Capital Advisors, a middle-market asset-backed lending and advisory firm focused on emerging growth companies in the cannabis, life sciences and tech sectors. Prior to Madison Capital Advisors, Mr. Colonna spent four years as an investment banker at the top-ranked Equity Capital Markets team at Barclays in London, and six years as a senior research analyst at Forest Investment Management, a global multi-strategy hedge fund. With Barclays, he advised on and structured over $8 billion of equity, derivative and debt transactions, and while at Forest Investment Management, he specialized in credit and equity research, and was part of the portfolio management team managing an over $500 million multi-strategy portfolio. Mr. Colonna holds a CFA Charter, a B.S.B.A. from the University of Delaware and an international M.B.A. from ESADE Business School (Spain).

Item 7.01. Regulation FD Disclosure

In connection with the closing of the Loan Portfolio Acquisition, the net asset value per share of the Company’s common stock as of September 28, 2024 was estimated to be $13.23, including based on estimated net investment income of $(0.1) million for the period July 1, 2024 through September 28, 2024. Upon the closing of the Loan Portfolio Acquisition, there were 22,820,360 shares of the Company’s common stock outstanding.

The following table sets forth certain unaudited information, as of September 28, 2024, for each portfolio company in which the Company had a debt or equity investment upon the closing of the Loan Portfolio Acquisition.

(UNAUDITED)

Issuer	Address	Industry	Instrument	Reference Rate	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Transaction Fair Value (n)
Ascend Wellness Holdings, Inc.	44 Whippany Road, Suite 101, Morristown, NJ 07960	Cannabis	Senior Secured Note	Fixed	n/a	n/a	12.75% Cash	7/16/2029	3,500,000	3,321,374(l)	3,413,069
Aeriz Holdings Corp.	351 W. Hubbard Street, Chicago, IL 60654	Cannabis	First Lien Senior Secured Delayed Draw Term Loan	8.00%(a)	7.00%	6.00% Cash 2.00% PIK	16.00%(c)	6/30/2025	10,471,115	10,400,871(m)	10,400,871
Archos Capital Group, LLC	1504 N. Highland Avenue, Arlington Heights, IL 60004	Cannabis	First Lien Senior Secured Delayed Draw Term Loan	8.00%(a)	8.50%	5.75% Cash	14.25% Cash	12/31/2024	1,800,824	1,812,492 (m)	1,812,492
Aura Home, Inc.	30 Cooper Square, Floor 8, New York, NY 10003-7120	Consumer Products	First Lien Senior Secured Term Loan	4.84%(b)	4.00%	7.50% Cash	12.34% Cash	9/22/2025	3,325,000	3,275,125 (m)	3,275,125
Curaleaf Holdings, Inc.	420 Lexington Avenue, Suite 2035 New York, NY 10170	Cannabis	Senior Secured Note	Fixed	n/a	n/a	8.00% Cash	12/15/2026	4,500,000	4,101,295 (l)	4,402,262
Deep Roots Harvest, Inc.	195 Willis Carrier Canyon, Mesquite, Nevada 89027	Cannabis	First Lien Senior Secured Delayed Draw Term Loan – Unfunded	8.00%(a)	8.00%	6.50% Cash	14.50% Cash	8/15/2027	5,000,000	4,850,000 (m)	4,850,000
Dreamfields Brands, Inc. (Jeeter)	65441 Two Bunch Palms Trail, Desert Hot Springs, CA 92240	Cannabis	First Lien Senior Secured Delayed Draw Term Loan	8.00%(a)	7.50%	8.75% Cash	16.75% Cash	5/3/2026	27,870,000	28,119,938(l)(m)	28,245,993
Elevation Cannabis, LLC	6120 E Connecticut Avenue, Kansas City, MO 64120	Cannabis	First Lien Senior Secured Delayed Draw Term Loan	8.00%(a)	8.50%	7.75% Cash	16.25% Cash	12/31/2026	14,750,000	14,500,582 (m)	14,500,582
Flowery – Bill’s Nursery, Inc.	30003 SW 197 Avenue, Homestead, FL 33030	Cannabis	First Lien Senior Secured Delayed Draw Term Loan	Fixed	n/a	n/a	11.00% Cash 5.00% PIK	12/31/2025	9,494,063	9,568,960 (m)	9,568,960
HA-MD, LLC	1007 Church Road, Bear, Delaware 19702	Cannabis	First Lien Senior Secured Term Loan	Fixed	n/a	n/a	15.00% Cash	6/6/2026	3,395,000	3,436,023 (m)	3,436,023
Hartford Gold Group, LLC	11755 Wilshire Blvd. 11th Floor, Los Angeles, CA 90025	Precious Metals	First Lien Senior Secured Term Loan	4.84%(b)	1.50%	9.85% Cash	14.69% Cash	11/30/2024	91,043	92,146 (m)	92,146

Issuer	Address	Industry	Instrument	Reference Rate	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Transaction Fair Value (n)
Hartford Gold Group, LLC	11755 Wilshire Blvd. 11th Floor, Los Angeles, CA 90025	Precious Metals	First Lien Senior Secured Term Loan	4.84%(b)	1.50%	9.85% Cash	14.69% Cash	12/17/2025	543,132	527,991 (m)	527,991
Hartford Gold Group, LLC	11755 Wilshire Blvd. 11th Floor, Los Angeles, CA 90025	Precious Metals	First Lien Senior Secured Term Loan	4.84%(b)	1.50%	9.85% Cash	14.69% Cash	1/6/2027	1,927,965	1,671,784 (m)	1,671,784
Minden Holdings, LLC	1410 N Road, Minden, NE 68959	Real Estate	First Lien Senior Secured Term Loan	8.00%(a)	n/a	7.25% Cash	15.25% Cash	5/31/2026	3,000,000	3,038,063 (m)	3,038,063
Nova Farms, LLC	34 Extension Street, Attleboro, MA 02703	Cannabis	First Lien Senior Secured Term Loan	8.00%(a)	8.50%	6.50% Cash	15.00% Cash	3/28/2027	16,050,000	15,017,271 (m)	15,017,271
Oasis – AZ GOAT AZ LLC	30 N Gould St., Suite R, Sheridan, WY 82801	Cannabis	First Lien Senior Secured Term Loan	8.00%(a)	8.00%	7.50% Cash	15.50% Cash	3/31/2026	5,400,000	5,388,600 (m)	5,388,600
PharmaCann, Inc.	190 South LaSalle, Suite 2950 Chicago, IL 60603	Cannabis	Senior Secured Note	Fixed	n/a	n/a	12.00% Cash	6/30/2025	4,250,000	4,176,017 (l)	4,249,145
Proper Holdings, LLC	2609 Rock Hill Industrial Ct. St. Louis, MO 63144	Cannabis	First Lien Senior Secured Delayed Draw Term Loan	Fixed	n/a	n/a	11.00% Cash 2.00% PIK	5/30/2025	4,544,484	4,592,075 (m)	4,592,075
Protect Animals With Satellites LLC (Halo Collar)	50 Tice Boulevard, Suite 340, Woodcliff Lake, NJ 07677	Consumer Products	First Lien Senior Secured Term Loan	8.00%(a)	8.50%	1.75% Cash 3.00% PIK	13.25%(f)	11/1/2026	3,687,984	3,450,749 (m)	3,450,749
Protect Animals With Satellites LLC (Halo Collar)	50 Tice Boulevard, Suite 340, Woodcliff Lake, NJ 07677	Consumer Products	Incremental First Lien Senior Secured Term Loan	8.00%(a)	8.50%	1.75% Cash 3.00% PIK	13.25%(f)	11/1/2026	2,000,000	1,870,611 (m)	1,870,611
Remedy – Maryland Wellness, LLC	4128 Hayward Ave. Baltimore, MD 21215	Cannabis	First Lien Senior Secured Delayed Draw Term Loan	8.00%(a)	5.00%	7.50% Cash 3.50% PIK	19.00%(g)	8/4/2025	3,243,569	3,213,431 (m)	3,213,431
RTCP, LLC (f/k/a RevTek Capital, LLC)	4215 E McDowell Rd #108, Mesa, AZ 85215	Financial Intermediary	First Lien Senior Secured Note	Fixed	n/a	n/a	15.00% Cash	10/2/2028	22,000,000	22,265,833 (m)	22,265,833
STIIIZY, Inc. (f/k/a Shryne Group Inc.)	728 E Commercial St., 2nd Floor Los Angeles, CA 90012	Cannabis	First Lien Senior Secured Term Loan	8.00%(a)	4.00%	8.50% Cash 1.00% PIK	17.50%(d)	5/22/2026	33,845,647	34,109,064 (l)(m)	35,123,344
SimSpace Corp.	320 Congress Street Boston, MA 02210	Information Technology Services	First Lien Senior Secured Term Loan	8.00%(a)	8.25%	10.00% Cash	18.50% Cash	11/1/2025	6,775,077	6,977,670 (m)	6,977,670
Story of Maryland, LLC	21420 Abell Road Abell, Maryland 20606	Cannabis	First Lien Senior Secured Delayed Draw Term Loan	8.00%(a)	3.25%	8.75% Cash 2.00% PIK	18.75%(j)	10/4/2024	9,000,000	9,072,188 (m)	9,072,188
Subsero Holdings – Illinois, Inc.	1000 S Old Woodward Ave, Suite 105, Birmingham, MI 48009	Cannabis	First Lien Senior Secured Delayed Draw Term Loan	8.00%(a)	7.00%	7.00% Cash 2.00% PIK	17.00%(h)	7/29/2026	2,996,239	2,942,693 (m)	2,942,693
Sunny Days Enterprises, LLC	88 Center Church Road, McMurray, PA 15317	Healthcare	First Lien Senior Secured Delayed Draw Term Loan	8.00%(a)	3.50%	4.75% Cash 8.00% PIK	20.75%(i)	3/31/2025	2,871,079	2,948,937 (m)	2,948,937

Issuer	Address	Industry	Instrument	Reference Rate	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Transaction Fair Value (n)
Verano Holdings Corp.	224 W Hill Street, Suite 400, Chicago, IL 60610	Cannabis	First Lien Senior Secured Term Loan	8.00%(a)	6.25%	6.50% Cash	14.50% Cash	10/30/2026	52,014,350	52,450,745 (l)(m)	53,160,586
West Creek Financial Holdings, Inc. d/b/a Koalafi	424 Hull Street, Suite 600 Richmond, VA 23224	Consumer Services	Series A Senior Note	Fixed	n/a	13.80% Cash 5.00% PIK	18.80%(k)	11/29/2027	5,081,746	5,133,298 (m)	5,133,298
Workbox Holdings, Inc.	420 N. Wabash Ave., Suite 500, Chicago, IL 60611	Real Estate	Senior Secured First Lien Term Loan	Fixed	n/a	n/a	6.00% Cash 6.00% PIK	5/31/2029	1,344,861	1,117,963 (l)	1,253,559
Youth Opportunity Investments, LLC	12775 Horseferry Rd #230, Carmel, IN 46032	Healthcare	First Lien Senior Secured Term Loan	4.84%(b)	4.00%	7.75% Cash	12.59% Cash	9/18/2026	10,507,813	10,402,734 (m)	10,402,734
Total Debt Securities									275,280,991	273,846,523	276,298,085

Issuer	Address	Industry	Instrument	Shares / Units	Cost	Transaction Fair Value (n)
Workbox Holdings, Inc.	420 N. Wabash Ave., Suite 500, Chicago, IL 60611	Real Estate	Series A-1 Preferred Shares	358,950	500,000 (l)	500,000
Workbox Holdings, Inc.	420 N. Wabash Ave., Suite 500, Chicago, IL 60611	Real Estate	Series A-4 Preferred Stock Warrant	1,191,769	146,041 (l)	105,000
Workbox Holdings, Inc.	420 N. Wabash Ave., Suite 500, Chicago, IL 60611	Real Estate	Series A-3 Preferred Stock Warrant	791,258	96,785 (l)	71,000
Total Equity Securities					742,826	676,000
Total Investment in Securities					274,589,349	276,974,085

(a)	Reference Rate and Total Coupon for floating rate loans are based on the market Prime Rate of 8.00% as of September 28, 2024.

(b)	Reference Rate and Total Coupon for floating rate loans are based on the market SOFR of 4.84% as of September 28, 2024.

(c)	Total Coupon for Aeriz Holdings Corp. includes 2.00% PIK.

(d)	Total Coupon for STIIIZY, Inc. includes 1.00% PIK.

(e)	Total Coupon for Workbox Holdings, Inc. includes 6.00% PIK.

(f)	Total Coupon for Protect Animals With Satellites LLC (Halo Collar) includes 3.00% PIK.

(g)	Total Coupon for Remedy – Maryland Wellness, LLC includes 3.50% PIK.

(h)	Total Coupon for Subsero Holdings – Illinois, Inc. includes 2.00% PIK.

(i)	Total Coupon for Sunny Days Enterprises, LLC includes 8.00% PIK.

(j)	Total Coupon for Story of Maryland, LLC includes 2.00% PIK.

(k)	Total Coupon for West Creek Financial Holdings, Inc. includes 5.00% PIK.

(l)	All (or a portion) of investment not acquired as part of the Loan Portfolio Acquisition. Cost for such investment (or such portion) represents amortized book value as of September 28, 2024.

(m)	All (or a portion) of investment acquired as part of the Loan Portfolio Acquisition. Cost for such investment (or such portion) represents the net asset value, as of September 28, 2024, of the Company common stock issued by the Company to CALP for the purchase of such investment (or portion).

(n)	Transaction Fair Value represents the fair value, as of September 28, 2024, determined by the Company for such investment for purposes of the Loan Portfolio Acquisition. For each investment, Transaction Fair Value includes fair value and accrued but unpaid interest (including uncapitalized payment-in-kind interest) through September 28, 2024, for such investment (if any).

As of the closing of the Loan Portfolio Acquisition, the Company had the following commitments to fund delayed draw senior secured loans. Such commitments are subject to the satisfaction of certain closing conditions set forth in the documents governing the commitments and there can be no assurance that such conditions will be satisfied.

Portfolio Company	Total Delayed Draw Loan Commitments	Less: Funded Commitments	Total Unfunded Commitments	Less: Commitments Substantially at Discretion of the Company	Less: Unavailable Commitments Due to Borrowing Base or Other Covenant Restrictions	Total Net Delayed Draw Commitments
Deep Roots Harvest, Inc.	5,000,000	-	5,000,000	-	-	5,000,000
Workbox Holdings, Inc.	1,750,000	250,000	1,500,000	-	-	1,500,000

The Company estimates the combined loan portfolio of the Company, upon the closing of the Loan Portfolio Acquisition, has a gross weighted-average YTM of approximately 19%.

Estimated Yield to Maturity (“YTM”) includes a variety of fees and features that affect the total yield, which may include, but are not limited to, original issue discount (“OID”), exit fees, prepayment fees, unused fees, and contingent features. The estimated YTM calculations require management to make estimates and assumptions, including, but not limited to, the timing and amounts of loan draws on delayed draw loans, the timing and collectability of exit fees, the probability and timing of prepayments, and the probability of contingent features occurring. The Company has not assumed any prepayment penalties or early payoffs in its YTM calculations. Estimated YTM is based on current management estimates and assumptions, which may change. Actual results could differ from those estimates and assumptions. For floating rate loans, future Prime Rates are assumed to be equal to the Prime Rate applicable to the current interest payment period. Weighted average YTM of loans is gross of expenses, excludes cash holdings, and is calculated using values as of 9/28/24. The weighted average YTM of loans would be lower if the calculation reflected expenses and cash holdings. Estimated YTM is unaudited.

The net asset value and transaction fair value determinations described in this Current Report on Form 8-K were made pursuant to the requirements of, and solely for the purposes of, the Loan Portfolio Acquisition Agreement. The net asset value, transaction fair value and estimated YTM information was not audited or reviewed or approved for purposes of financial statement preparation or as part of a comprehensive statement of the Company’s financial results. In that regard, there can be no assurance that the Company’s final results for the fiscal quarter ended September 30, 2024 will not differ materially from this information. The net asset value per share of the Company’s common stock as of September 28, 2024 may not be indicative of the actual net asset value per share of the Company’s common stock as of June 30, 2024 or September 30, 2024. The information presented herein should not be viewed as a substitute for interim financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The financial data included herein has been prepared by, and is the responsibility of, the Company's management. BDO USA, P.C. has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to this information. Accordingly, BDO USA, P.C. does not express an opinion or any other form of assurance with respect thereto.

On October 1, 2024, the Company issued a press release announcing, among other things, the completion of the Loan Portfolio Acquisition. A copy of this press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses or funds acquired

The information required by Item 9.01(a) of Form 8-K, including the financial statements of CALP, was included in the Proxy Statement/Prospectus, and is incorporated into this Current Report on Form 8-K by reference.

(d) Exhibits

Exhibit Number	Description
2.1	Purchase Agreement by and between the Company and CALP, dated as of February 18, 2024 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K (File No. 814-01383) filed on February 23, 2024)

10.1	Investment Advisory Agreement, dated October 1, 2024, between the Company and the Adviser

10.2	License Agreement, dated October 1, 2024, between the Company and the Adviser

10.3	Expense Limitation Agreement, dated October 1, 2024, between the Company and the Adviser

99.1	Press Release of the Company, dated October 1, 2024

104	Cover Page Interactive Data File (embedded within the Inline XRBL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Chicago Atlantic BDC, Inc.

October 7, 2024	By:	/s/ Umesh Mahajan
		Name:	Umesh Mahajan
		Title:	Chief Financial Officer